Vanguard New York Tax-Exempt Funds

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2010 (revised April 22, 2010)

Important Change to Vanguard New York Tax-Exempt Money Market Fund

Prospectus and Summary Prospectus Text Changes

The text under the subheading “Portfolio Manager” on page 4 is replaced with the following:

Pamela Wisehaupt Tynan, Principal of Vanguard. She has managed the Fund since 2010.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Funds are:

Michael G. Kobs, Portfolio Manager. He has worked in investment management since 1990; has managed investment portfolios since 1998; and has managed the New York Long-Term Tax-Exempt Fund since joining Vanguard in 2008. Education: B.A., University of Iowa; M.B.A., University of Chicago.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has been with Vanguard since 1982; has managed investment portfolios since 1988; and has managed the New York Tax-Exempt Money Market Fund since 2010. Education: B.S., Temple University; M.B.A., St. Joseph’s University.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 76 122010